Income Tax	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 4 – INCOME TAX

At December 31, 2022, the Company had unused net operating loss carryforwards of approximately $131,835,099 for income tax purposes, which expire between 2023 and 2027. At December 31, 2022, 2021 and 2020, these net operating losses carryforwards may result in future income tax benefits of $25,506,592, $21,953,981 and $10,974,429, respectively.

Valuation allowances provided against the deferred tax assets are mainly related to the net operating loss carry forwards, as the Company’s management believes that only a portion of the deferred tax benefit is more likely than not to be realized based on the Company’s forecasts of future taxable income. The amount of the valuation allowance as of December 31, 2022 and 2021 was $16,007,067 and $14,570,809, respectively. In making such determination, the Company considered factors including future taxable income as a result of the business development exclusive of reversing temporary differences and tax loss carry forwards per the Company’s projections.

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax liabilities and assets of December 31, 2022 and 2021 are as follows:

	December 31,	December 31,
	2022	2021
Deferred tax liabilities arising from acquisitions of subsidiaries	$(9,171,795)	$(10,284,171)
Deferred tax asset
Net operating loss carryforward	25,506,592	21,953,981
Valuation allowance	(16,007,067)	(14,570,809)
Net deferred tax asset	9,499,525	7,383,172

Movement of valuation allowance

	December 31, 2022	December 31, 2021
At the beginning of the year	$14,570,809	$10,974,429
Acquisition of subsidiary	-	4,489,762
Current year addition	4,549,975	7,993,933
Expired	(134,802)	(1,673,664)
Exchange difference	(2,048,140)	381,779
Over provided in last year	1,185,578	(212,258)
Recognized during the year	(2,116,353)	(7,383,172)
At the end of the year	16,007,067	14,570,809

The Company is not subject to taxation in BVI under the current BVI law. Subsidiaries operating in the PRC are subject to PRC Enterprise Income Tax at the statutory rate of 25% for the years ended December 31, 2022, 2021 and 2020. Five of our subsidiaries qualify as high-technology enterprises and benefit from a preferential tax rate of 15%. They are qualified as a “high-technology enterprise” until July 15, 2022 to November 18, 2025, respectively. Subsidiaries operating in Hong Kong are subject to Hong Kong income taxes at a rate of 16.5% for the years ended December 31, 2022, 2021 and 2020.

A reconciliation of the income tax benefit to the amount computed by applying the current PRC statutory tax rate of 25% to the loss before income taxes in the consolidated statements of comprehensive income is as follows:

	December 31,	December 31,	December 31,
	2022	2021	2020
Loss before income taxes	$(54,153,065)	$(69,597,322)	$(40,056,965)

Tax loss at the PRC statutory tax rate of 25%	13,538,266	17,399,330	(9,611,948)
Taxable items	(3,532,743)	-	-
Deductible items	3,470,728	-	-
Non-deductible items	-	(20,201,962)	7,353,006
Non-taxable items	-	19,124,786	(853,004)
Change in valuation allowance	(1,957,164)	(697,508)	1,764,787
Effect of different tax rates in other jurisdictions	(5,588,499)	(8,043,850)	178,444
Effect of 15% preferential rate for certain PRC subsidiaries	(1,989,264)	545,541	1,168,715
Income tax benefit	3,941,324	8,126,337	-